EXHIBIT 99.2

The Novation Confirmation

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:                                      May 30, 2007

TO:	The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-9
ATTENTION:                                       Matthew J. Sabino
TELEPHONE:                                       212-815-6093
FACSIMILE:                                         212-815-3986

TO:	Goldman Sachs Capital Markets, L.P.
ATTENTION:                                       Roger Yao
TELEPHONE:                                       212-357-8377
FACSIMILE:                                         212-493-0495

FROM:                                                  Derivatives Documentation
TELEPHONE:                                      212-272-2711
FACSIMILE:                                        212-272-9857

RE	:	Novation Confirmation

REFERENCE NUMBER(S):              FXNEC9544

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.
The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.	The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	May 30, 2007
Novation Date:	May 30, 2007
Novated Amount:	USD 50,000,000
Transferor:	Goldman Sachs Capital Markets, L.P.
Transferee:	The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-9
Remaining Party:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee and Remaining Party):	The Agreement, as defined in the New Confirmation

Reference Number: FXNEC9544 – Novation Confirmation
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-9
Goldman Sachs Capital Markets, L.P.
May 30, 2007

3.	The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	May 14, 2007
Effective Date of Old Transaction:	May 25, 2007
Termination Date of Old Transaction:	March 25, 2011

4.	The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable, commencing on May 25, 2007.

5.      Offices:

Transferor:	New York
Transferee:	New York
Remaining Party:	Not Applicable

 The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transaction, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNEC9544 – Novation Confirmation
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-9
Goldman Sachs Capital Markets, L.P.
May 30, 2007

Bear Stearns Financial Products Inc. By: ___/s/ Annie Manevitz____________ Name: Annie Manevitz Title: Authorized Signatory Date	Goldman Sachs Capital Markets, L.P. By: ___/s/ Despina Karamoshos__________ Name: Despina Karamoshos Title: Vice President

The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-9

By:  __/s/ Michael Cerchio_____________
        Name: Michael Cerchio
        Title: Assistant Treasurer
        Date

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